Exhibit 99.1

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SEC FILE NUMBER 001-13641
CUSIP NUMBER 723456109
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 12b-25
NOTIFICATION OF LATE FILING
(Check one): ☒ Form 10-K ☐ Form 20-F ☐ Form 11-K ☐ Form 10-Q ☐ Form 10-D ☐ Form N-SAR ☐ Form N-CSR
For Period Ended: December 31, 2008

☐	Transition Report on Form 10-K
☐	Transition Report on Form 20-F
☐	Transition Report on Form 11-K
☐	Transition Report on Form 10-Q
☐	Transition Report on Form N-SAR
For the Transition Period Ended: ____________________

Read Instruction (on back page) Before Preparing Form. Please Print or Type.

Nothing in this form shall be construed to imply that the Commission has verified any information contained herein.

If the notification relates to a portion of the filing checked above, identify the Item(s) to which the notification relates:
_______________________________________________________________________________________________________
PART I — REGISTRANT INFORMATION
PINNACLE ENTERTAINMENT, INC.
Full Name of Registrant
N/A
Former Name if Applicable
3800 Howard Hughes Parkway
Address of Principal Executive Office (Street and Number)
Las Vegas, NV 89169
City, State and Zip Code
PART II — RULES 12b-25(b) AND (c)
If the subject report could not be filed without unreasonable effort or expense and the registrant seeks relief pursuant to Rule 12b-25(b), the following should be completed. (Check box if appropriate)

☒	(a) The reason described in reasonable detail in Part III of this form could not be eliminated without unreasonable effort or expense
(b) The subject annual report, semi-annual report, transition report on Form 10-K, Form 20-F, Form 11-K, Form N-SAR or Form N-CSR, or portion thereof, will be filed on or before the fifteenth calendar day following the prescribed due date; or the subject quarterly report or transition report on Form 10-Q or subject distribution report on Form 10-D, or portion thereof, will be filed on or before the fifth calendar day following the prescribed due date; and
(c) The accountant’s statement or other exhibit required by Rule 12b-25(c) has been attached if applicable.

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PART III — NARRATIVE
State below in reasonable detail why Forms 10-K, 20-F, 11-K, 10-Q, 10-D, N-SAR, N-CSR, or the transition report or portion thereof, could not be filed within the prescribed time period.
Pinnacle Entertainment, Inc. (the “Company”), without unreasonable effort or expense, is unable to file its Annual Report on Form 10-K (the “Form 10-K”) for the period ended December 31, 2008 by the prescribed filing due date because of the complexity of determining the amount of certain impairments related to goodwill, equity securities indefinite-lived intangible assets, real estate and other long-lived assets. Extra time is needed to account for and review these impairments, in part, due to the magnitude and the number of impairments. These reviews and analyses relate to the current economic condition in the casino gaming industry and the deterioration in the credit and capital markets, causing the Company to evaluate and test its goodwill and other long-term investments and assets for impairment. The Company expects to file its Form 10-K on or before March 17, 2009, the fifteenth calendar day following the prescribed due date.
On February 25, 2009, management, following discussions with the Audit Committee of the Company’s Board of Directors, concluded that the Company will record impairment charges related to goodwill, equity securities indefinite-lived intangible assets, real estate and other long-lived assets. Management reached these conclusions in connection with the preparation of the audited financial statements for the fiscal year ended December 31, 2008. Management is currently completing the valuations required to determine the extent of the impairment charges to be recorded as of December 31, 2008. The Company expects the total amount of the impairment charges to be recorded will range between $275 million to $330 million for the fourth quarter of 2008 and between $302 million to $357 million for the fiscal year ended December 31, 2008. The Company does not anticipate any future cash expenditures in connection with these impairments charges.
PART IV — OTHER INFORMATION

(1)	Name and telephone number of person to contact in regard to this notification

Stephen H. Capp (702) 784-7777
(Name) (Area Code) (Telephone Number)

(2)	Have all other periodic reports required under Section 13 or 15(d) of the Securities Exchange Act of 1934 or Section 30 of the Investment Company Act of 1940 during the preceding 12 months or for such shorter period that the registrant was required to file such report(s) been filed. If answer is no, identify report(s). Yes ☒ No ☐

(3)	Is it anticipated that any significant change in results of operations from the corresponding period for the last fiscal year will be reflected by the earnings statements to be included in the subject report or portion thereof? Yes ☒ No ☐

If so, attach an explanation of the anticipated change, both narratively and quantitatively, and, if appropriate, state the reasons why a reasonable estimate of the results cannot be made.
For the three months ended December 31, 2008 (the “2008 Fourth Quarter”), revenues were $259 million compared to $219 million in the fourth quarter of 2007; and for the year ended December 31, 2008 (the “2008 Fiscal Year”), revenues were $1.0 billion compared to $921 million for the year ended December 31, 2007.
As described above in Part III—Narrative, the Company expects to record impairment charges ranging between $275 million and $330 million for the 2008 Fourth Quarter and impairment charges ranging between $302 million and $357 million for the 2008 Fiscal Year. Inclusive of these impairment charges, the Company expects to record a net loss ranging between approximately $253 million to $308 million for the 2008 Fourth Quarter compared with a net loss of $19.2 million for the 2007 fourth quarter; and a net loss ranging between approximately $277 million to $332 million for the 2008 Fiscal Year compared with a net loss of $1.4 million for the comparable 2007 year. The foregoing results are estimated and are subject to change.
Certain statements contained in this Form 12b-25 are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements can be identified by the use of words such as “expects,” believes,” “anticipates,” “plans,” “intends,” “foresees,” “should,” “would,” “could” or other similar expressions, and include statements regarding the Company’s expectations regarding the completion of and the timing of the filing of the Form 10-K and the results of operations to be reported, including the amounts and ranges of the various impairment charges in the aggregate.

Statements contained in this Form 12b-25 are based upon information presently available to the Company and assumptions that it believes to be reasonable. Except as required by law, the Company is not assuming any duty to update this information should those facts change or should it no longer believe the assumptions to be reasonable. Investors are cautioned that all such statements involve risks and uncertainties, including the risk that additional resources and time may be needed to complete and file the Form 10-K and other risks described in the Risk Factors sections in the Company’s reports and documents filed with the Securities and Exchange Commission. The Company’s actual decisions, performance, and results may differ materially from anticipated results described in these forward-looking statements.
PINNACLE ENTERTAINMENT, INC.
(Name of Registrant as Specified in Charter)
has caused this notification to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2009	By:	/s/ Stephen H. Capp
Stephen H. Capp Executive Vice President and Chief Financial Officer
INSTRUCTION: The form may be signed by an executive officer of the registrant or by any other duly authorized representative. The name and title of the person signing the form shall be typed or printed beneath the signature. If the statement is signed on behalf of the registration by an authorized representative (other than an executive officer), evidence of the representative’s authority to sign on behalf of the registrant shall be filed with the form.

ATTENTION
Intentional misstatements or omissions of fact constitute Federal Criminal Violations (See 18 U.S.C. 1001).